                                                                   EXHIBIT 10.28

                           STOCK PURCHASE AGREEMENT

          This STOCK PURCHASE AGREEMENT ("Agreement") entered into as of July 3, 1996, is by and among KIWI CABLE COMPANY BVI, LTD. ("Kiwi"), a British Virgin Islands limited corporation, with an address of Post Office Box 5968, Sunny Isle, St. Croix, U.S. Virgin Islands 00823-5968, UIH AUSTRALIA/PACIFIC, INC., a Colorado corporation, with an address of 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237 ("UIH A/P"), and UNITED AUSTRALASIAN COMMUNICATIONS, INC., a Delaware corporation, with an address of 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237 ("UAC").

                                    Recitals

          A. Kiwi owns 173,684 Ordinary Shares, par value $1.00 per share, of Saturn Communications Limited ("Saturn"), which shares represent 50% of the issued and outstanding capital stock of Saturn (the "Saturn Shares").

          B. UIH A/P, directly and through its wholly owned subsidiary, UIH New Zealand II, Inc. ("UIHNZ"), owns the remaining issued and outstanding Ordinary Shares of Saturn.

          C. UIH A/P desires to acquire all of Kiwi's shares in Saturn in exchange for the issuance of shares of its own common stock.

          D. UAC owns all of the issued and outstanding stock of UIH A/P and has agreed, subject to the terms and conditions hereof, to issue to Kiwi shares of UAC's common stock in exchange for the shares of UIH A/P issued to Kiwi pursuant to the terms hereof.

                                   Agreement

          1.   Exchange.

          1.1  Exchange.  Immediately after the execution of this Agreement,
               --------
Kiwi shall exchange the Saturn Shares, duly endorsed and with the necessary transfer stamps affixed, for 13 shares of the Common Stock ("Common Stock"), par value $0.01 per share, of UIH A/P ("UIH A/P Shares"). The UIH A/P Shares shall be issued in the name of Kiwi and shall bear a legend referencing this Agreement and indicating that the shares may not be offered or sold unless in compliance with the Securities Act of 1933 (the "Securities Act").

          1.2  Capitalization.  Immediately following the issuance of the UIH
               --------------
A/P Shares, (a) the authorized capitalization of UIH A/P shall consist of 1,000 shares of Common Stock, of which 500 shares shall have been issued and outstanding (13 issued to Kiwi and 487 issued to UAC); and (b) there will be no issued and outstanding securities of UIH A/P that are exercisable for, convertible into or exchangeable for the capital stock of UIH A/P.

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          2.   Representations of Kiwi.  Kiwi hereby warrants and represents the following: (a) Kiwi is the sole owner of the Saturn Shares, free and clear of any liens, charges, or encumbrances, other than any liens that may have been granted to UIH A/P or its affiliates and those which may exist pursuant to the Shareholders' Agreement, dated July 8, 1994, between Todd International Limited ("Todd") and UIHNZ (the "Shareholders' Agreement"); (b) Kiwi has the full right and authority to transfer the Saturn Shares to UIH A/P, and there are no other shares of capital stock of Saturn owned or claimed by Todd; (c) Kiwi has received and reviewed a copy of the UIH A/P's preliminary prospectus dated May 31, 1996 (the "Prospectus") and has asked such questions of management of UIH
A/P and received such additional information pertaining to UIH A/P as Kiwi deems necessary in evaluating the transactions contemplated hereby; (d) Kiwi has all requisite power and authority to execute, deliver, and perform this Agreement;
(e) all necessary corporate proceedings of Kiwi has been duly taken to authorize the execution, delivery, and performance of this Agreement by Kiwi; (f) this Agreement has been duly authorized, executed, and delivered by Kiwi, is the legal, valid, and binding obligation of Kiwi, and is enforceable as to Kiwi in accordance with its terms; (g) no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Kiwi for the execution, delivery, or performance by Kiwi of this Agreement; (h) no consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Kiwi is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement; and (i) the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of Kiwi or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Kiwi or to which any of their respective operations, businesses, properties, or assets are subject.

          3. Representations of UIH A/P. UIH A/P hereby warrants and represents the following: (a) UIH A/P is a corporation duly organized and existing under the laws of the State of Colorado, with the authority to issue the UIH A/P Shares; (b) UIH A/P has all requisite power and authority to execute, deliver, and perform this Agreement; (c) all necessary corporate proceedings of UIH A/P have been duly taken to authorize the execution, delivery, and performance of this Agreement by UIH A/P; (d) this Agreement has been duly authorized, executed, and delivered by UIH A/P, is the legal, valid, and binding obligation of UIH A/P, and is enforceable as to UIH A/P in accordance with its terms; (e) no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by UIH A/P for the execution, delivery, or performance by UIH A/P of this Agreement; (f) no consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which UIH A/P is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement; (g) the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the

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certificate of incorporation or by-laws of UIH A/P or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on UIH A/P or to which any of its operations, businesses, properties, or assets are subject; (h) upon issuance, the UIH A/P Shares shall be validly issued, fully paid, and nonassessable; (i) immediately following the issuance thereof, the UIH A/P Shares will represent 2.6% of the capital stock of UIH A/P and immediately following the transactions described in Section 1.1, the equity capitalization of UIH A/P will be as set forth in Section 1.2 and there will be no other shares of Common Stock or any security exercisable for, convertible into or exchangeable for Common Stock issued or outstanding at such time, and UIH A/P has no present plans or intentions for issuing any additional shares of Common Stock or any security exercisable for, convertible into or exchangeable for Common Stock except as described in Section 1.2 or as may be issued in UIH A/P's planned initial public offering; and (j) the information set forth in the Preliminary Prospectus dated May 31, 1996, of UIH A/P, is accurate and complete in all material respects as of the date of such Prospectus and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein not misleading.

          4. Representations of UAC. UAC hereby warrants and represents the following: (a) UAC is a corporation duly organized and existing under the laws of the State of Delaware; (b) UAC has all requisite power and authority to execute, deliver, and perform this Agreement; (c) all necessary corporate proceedings of UAC have been duly taken to authorize the execution, delivery, and performance of this Agreement by UAC; (d) this Agreement has been duly authorized, executed, and delivered by UAC, is the legal, valid, and binding obligation of UAC, and is enforceable as to UAC in accordance with its terms;
(e) no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by UAC for the execution, delivery, or performance by UAC of this Agreement; (f) no consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which UAC is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement; and (g) the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of UAC or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on UAC or to which any of its operations, businesses, properties, or assets are subject.

          5. Resignations. Kiwi shall cause the written resignations of B. John Klindworth and Tracey K. Kirkman as directors of Saturn to be delivered to UIH A/P immediately after the execution of this Agreement.

          6.   Right of First Refusal.

          6.1  General Restrictions.  Except as permitted under Section 6.2,
               --------------------
Kiwi may not sell, assign, place in trust, unless pledged as collateral for a loan, or in any other manner transfer, encumber or dispose of all or any part of its UIH A/P Shares (a "Transfer," which shall include any

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repossession, foreclosure or similar action by creditors) without first complying with the provisions of this Article 6 (other than Section 6.2), as applicable.

          6.2  Permitted Transfers.  Kiwi may Transfer any or all of UIH A/P
               -------------------
Shares to any person or entity that controls, is controlled by or is under common control with Kiwi or Todd or to any family member of any such person or to any entity that controls, is controlled by or is under common control with or is for the benefit of any such person or family member. In the case of any Transfer permitted by this Section 6.2, the transferee shall execute and deliver to UIH A/P an instrument under which such transferee agrees to become a party hereto and to assume, perform and discharge all the obligations and liabilities of the transferring party hereunder.

          6.3  Right of First Refusal.
               ----------------------

               (a) If Kiwi at any time desires to Transfer all or any portion of the UIH A/P Shares (the "Offered Shares"), other than as permitted by Section
6.2 to a third party or parties (the "Third-Party Transferee"), Kiwi shall first deliver to UIH A/P written notice (the "Transfer Notice") containing the purchase price and material terms and conditions of such Transfer to the Third-Party Transferee within 10 days after execution of definitive agreements providing for such Transfer.

               (b) UIH A/P, or its assigns, shall have the right for a 30-day period after receipt of the Transfer Notice to purchase all of the Offered Shares from Kiwi on the terms set forth in the Transfer Notice, which right may be exercised by delivery of a written notice to Kiwi within such 30-day period.

               (c) If UIH A/P does not exercise its right to acquire the Offered Shares within such 30-day offer period, Kiwi may Transfer all the Offered Shares to the Third-Party Transferee provided such Transfer to the Third-Party Transferee closes within 60 days after the expiration of the 30-day period set forth in Section 6.3(b).

               (d) The provisions of this Section 6.3 shall terminate and be of no further force and effect upon the closing of an initial public offering of the Common Stock of UIH A/P under the Securities Act.

          6.4  Restrictive Legend.  The certificate evidencing the UIH A/P
               ------------------
Shares shall bear a legend in substantially the form set forth below:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCK PURCHASE AGREEMENT DATED JULY 3, 1996, AMONG THE COMPANY AND THE HOLDER, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH.

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          7.   Registration Rights.

          7.1  Definitions.  As used in this Article 7, the following
               -----------
capitalized terms shall have the following respective meanings:

               (a) Commission.  The United States Securities and Exchange
                   ----------
Commission or any other federal agency at the time administering the Securities Act.

               (b) Registrable Securities.  The UIH A/P Shares owned by Kiwi or
                   ----------------------
its successors and any shares of capital stock of UIH A/P which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization, merger, consolidation or reclassification or other reorganization or otherwise. A Registrable Security shall cease to be a Registrable Security when: (A) a registration statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been disposed of in accordance with such registration statement; (B) such security shall have been otherwise transferred and new certificates for such security not bearing a legend restricting further transfer shall have been delivered by UIH A/P; or (C) such security shall have ceased to be outstanding.

               (c) Registration Expenses.  As set forth in Section 7.6 hereof.
                   ---------------------

          7.2  Demand Registration.
               -------------------

               (a) At any time following the one year anniversary of an initial public offering of capital stock of UIH A/P, upon the written request of Kiwi or its successors requesting that UIH A/P effect the registration under the Securities Act of all or part of the Registrable Securities and specifying the intended method of disposition thereof, but subject to the limitations set forth herein, UIH A/P shall file with the Commission as promptly as practicable after request, and use its best efforts to cause to become effective, a registration statement under the Securities Act registering the offering and sale of the Registrable Securities which UIH A/P has been so requested to register; all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered (a "Demand Registration"); provided, that (A) UIH A/P shall not be obligated to file a registration statement pursuant to this Section 7.2(a) with respect to more than one registration, and (B) UIH A/P shall not be obligated to file a registration statement pursuant to this Section 7.2(a) unless the aggregate amount of Registrable Securities that Kiwi or its successor seeks to register pursuant to such Section constitutes at least 50% of all Registrable Securities.

               (b) If in accordance with Section 7.8 hereof a requested registration pursuant to this Section 7.2 is to be in the form of an underwritten offering through underwriters, UIH A/P shall designate as underwriters investment banking firms of national reputation that are satisfactory to the persons holding a majority of the Registrable Securities to be included in such registration. If the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, UIH A/P may include in such registration the securities UIH A/P or any other holder of UIH A/P's securities proposes to sell up

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

to the number of securities that, in the opinion of the managing underwriter, can be sold without an adverse effect on the price, timing or distribution of the Registrable Securities offered.

               (c) UIH A/P shall be entitled to postpone for a reasonable period of time (not to exceed 120 days, which may not thereafter be extended) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 7.2(a) hereof if, at the time it receives a request for such registration, the Board of Directors of UIH A/P determines in good faith that such offering will materially interfere with a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of UIH A/P, in which case UIH A/P shall have furnished to holders of Registrable Securities requesting such registration an officers' certificate to that effect; provided that UIH A/P shall not exercise the right to postpone registration pursuant to this Section 7.2(c) more than once in any 12-month period. After such period of postponement UIH A/P shall effect such registration as promptly as practicable without further request from the holders of Registrable Securities, unless such request has been withdrawn.

          7.3  Piggy-back Registration.
               -----------------------

               (a) If UIH A/P shall at any time propose to file a registration statement under the Securities Act for (i) an offering of securities of UIH A/P for resale by holders of UIH A/P's securities other than Registrable Securities (the "Requesting Holders"), or (ii) an offering of securities of UIH A/P for cash (other than an offering relating to (A) a business combination that is to be filed on Form S-4 under the Securities Act (or any successor form thereto), or (B) an employee benefit plan, or (C) the initial public offering by UIH A/P of its equity securities, UIH A/P shall provide prompt written notice of such proposal, in any event, not less than 15 days before the anticipated filing date, to the holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 7.3. UIH A/P shall use its best efforts to include such number of Registrable Securities in such registration statement which UIH A/P has been so requested to register by any Requesting Holder or plans to file for the issuance of securities itself (a "Piggy-back Registration"), which request shall be made to UIH A/P within 10 days after notice from UIH A/P of such proposed registration; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, UIH A/P shall determine for any reason to withdraw any such registration statement in its entirety, UIH A/P shall give written notice of such determination and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and
(ii) if such registration involves an underwritten offering, all holders of Registrable Securities requesting to be included in the registration must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Requesting Holders, with such differences, including
                           ----------
any with respect to indemnification, as may be customary or appropriate in secondary offerings.

               (b) If a registration pursuant to this Section 7.3 involves an underwritten offering as to which any holder of Registrable Securities has requested a Piggy-back Registration and the managing underwriter reasonably and in good faith advises UIH A/P in writing that, in its opinion, the number of securities to be included in such registration exceeds the number which can be sold in such offering without an adverse effect on the price, timing or distribution of such offering, then

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(i) first, the number of securities which UIH A/P's security holders other than the Requesting Holders requested to be included in such registration shall be reduced as necessary pro rata in proportion to the relative number of securities requested by each such holder to be included until the number of securities to be included in such registration no longer exceeds the number which can be sold in such offering, (ii) second, the number of securities which the Requesting Holders requested to be included in such registration shall be reduced as applicable until the number of securities to be included in such registration no longer exceeds the number which can be sold in such offering, and (iii) third, the number of securities UIH A/P intended to be included in such registration shall be reduced as applicable until the number of securities to be included in such registration no longer exceeds the number which can be sold in such offering.

          7.4  Suspension of Registration Obligation.  UIH A/P shall not be
               -------------------------------------
required to register the sale of its securities under this Article 7 if in the written opinion of counsel to UIH A/P there is available for such transaction an appropriate exemption from registration under the Securities Act.

          7.5  Registration.
               ------------

               (a) Whenever any Registrable Securities are to be registered pursuant to Section 7.2 or 7.3 of this Agreement, UIH A/P will use its best efforts to effect the registration and the sale of such Registrable Securities under the Securities Act and the blue sky or securities laws of such states as holders of Registrable Securities may request in accordance with the intended method of disposition thereof.

               (b) UIH A/P may require each person requesting a registration pursuant to Section 7.2 or 7.3 to furnish to UIH A/P such information regarding the distribution of such securities and such other information relating to such person and its ownership of Registrable Securities as UIH A/P may from time to time reasonably request in writing. Each such person agrees to furnish such information to UIH A/P and to cooperate with UIH A/P as necessary to enable UIH A/P to comply with the provisions of this Article 7.

               (c) Upon receipt of any notice from UIH A/P at any time when a prospectus relating to the registration is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the persons selling Registrable Securities will forthwith discontinue disposition of the Registrable Securities until receipt of copies of a supplemented or amended prospectus or until such persons are advised in writing (the "Advice") by UIH A/P that the use of the prospectus may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in the prospectus and, if so directed by UIH A/P, such persons will, or will request the managing underwriter or underwriters, if any, to, deliver to UIH A/P (at UIH A/P's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities.

          7.6  Registration Expenses.  All expenses incident to UIH A/P's
               ---------------------
performance of or compliance with Article 7 of this Agreement, including, without limitation, all Commission and securities exchange or National Association of Securities Dealers registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of UIH A/P's officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by UIH A/P are then listed and reasonable fees and disbursement of counsel for UIH A/P and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), Securities Act liability insurance (if UIH A/P elects to obtain such insurance) and the reasonable fees and expenses of any special experts retained by UIH A/P in connection with such registration (all such expenses being herein called "Registration Expenses") will be borne by UIH A/P; provided, that Registration Expenses shall not include, and UIH A/P shall not be responsible for any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any other expenses incurred by the holders thereof in connection with such registration, which shall be paid by such holders requesting such registration.

          7.7  Term.  This Article 7 shall terminate on the earlier of (i) the
               ----
date on which the holding period specified in Rule 144(k) (or any successor rule) under the Securities Act with respect to a person that is not an "affiliate" (as defined in Rule 144) of UIH A/P has been satisfied or (ii) such time as all Registrable Securities have been sold pursuant to an effective registration statement under the Securities Act or may be publicly sold without registration.

          7.8  Underwritten Offerings.
               ----------------------

               (a) Kiwi or its successors may request that any registration pursuant to Section 7.2 of Registrable Securities be an underwritten registration. If such a registration is an underwritten offering, UIH A/P will enter into an underwriting agreement with the managing underwriter or underwriters for such offering (which managing underwriter or underwriters shall be an investment banking firm or firms of national reputation designated by UIH A/P and satisfactory to Kiwi or its successors), such agreement to contain such terms as are customarily contained in agreements of such type. Persons selling Registrable Securities in such offering shall be party to such underwriting agreement.

               (b) No person may participate in any registration hereunder that is underwritten unless such person (i) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and
(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          7.9  Indemnification.
               ---------------

               (a) In connection with any offering of Registrable Securities pursuant to Section 7.2 or 7.3 hereof, UIH A/P agrees to indemnify, to the fullest extent permitted by law, each holder whose Registrable Securities are sold in such offering, each of their officers and directors and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorney's fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto under which such Registrable Securities were registered under the Securities Act and/or the applicable state blue sky and securities laws (the "Registration Materials"), or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Materials upon any written information furnished in writing to UIH A/P by such holder expressly for use in such Registration Materials.

               (b) Each holder whose Registrable Securities are sold in any offering pursuant to Section 7.2 or 7.3 hereof severally but not jointly agrees to indemnify, to the fullest extent permitted by law, UIH A/P, the other holders whose Registrable Securities are sold in such offering, their respective officers and directors and each other person, if any, who controls UIH A/P or such other holders (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorney's fees) caused by any untrue or alleged untrue statement of a material fact contained in any Registration Materials or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Materials in reliance upon any written information furnished in writing to UIH A/P by the holder expressly for use in such Registration Materials. In no event shall the liability of any holder hereunder be an amount greater than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          7.10 Lock-Up.  If UIH A/P, or any of its affiliates, commences a
               -------
public offering of their securities and the managing underwriter of such public offering requires UIH A/P or its stockholders to execute "lock-up agreements" with respect to shares of capital stock of UIH A/P, Kiwi agrees to execute a lock-up agreement on similar terms to those agreements executed by UIH A/P or its affiliates; provided, however, that in no case shall the lock-up period exceed 180 days.

          8. Indemnification. Each of UIH A/P and UAC, on the one hand, and Kiwi, on the other hand, shall indemnify and hold the other harmless from any loss or expense that the other may sustain by reason of any breach of a representation, warranty, or covenant contained herein.

          9. Exchange of UIH A/P Stock for Shares of UAC. If, prior to such date as a registration statement (other than a registration statement on Form S-8) with respect to the equity securities of UIH A/P filed under the Securities Act shall have become effective, UAC commences a public offering of its securities under the Securities Act, UAC shall notify Kiwi in writing no later than fifteen days before the anticipated effective date of such public offering and the holder of the UIH A/P Shares shall have the option, exercisable within ten days of the receipt of such notice, to exchange the UIH A/P Shares for shares of UAC. If the sole asset of UAC is all of the issued and outstanding shares of common stock of UIH A/P, other than the UIH A/P Shares, the UIH A/P Shares shall be exchanged for shares of the same class of common stock of UAC that is being registered for issuance to the public in such number as shall equal 2.6% of all issued and outstanding shares of all classes of common stock of UAC, taking into account the issuance of shares upon the exchange of the UIH A/P Shares. Kiwi acknowledges that the class of UAC common stock to be issued hereunder may have different voting rights than the class of UAC common stock held by affiliates of UAC. If UAC holds assets in addition to its interest in UIH A/P (including, without limitation, cash as a result of issuance of its securities), the parties shall in good faith negotiate the value of the UIH A/P Shares and value of UAC, taking into account, among other things, any increase in the value of UIH A/P since April 26, 1996, in calculating the number of shares of UAC stock to issue in exchange for the UIH A/P Shares. If the UIH A/P Shares are exchanged pursuant to this Section 9, the provisions of the Agreement (including Articles 6 and 7) shall apply to the shares of UAC exchanged for the UIH A/P Shares.

          10.  Miscellaneous.

          10.1 Successors and Assigns.  This Agreement shall be binding upon
               ----------------------
and shall inure to the benefit of the successors and assigns of Kiwi, UAC and UIH A/P.

          10.2 Notices.  All notices required hereunder shall be deemed
               -------
received upon the earlier of: (a) the date of actual delivery, (ii) if sent by overnight courier, two days after the same has been if delivery to the parties at the addresses set forth above, or (iii) the date such notice is sent by telefacsimile to the other party at the telefacsimile number provided to the other party, on the date such telefacsimile is confirmed received by electronic transmission or other means.

          10.3 Governing Law.  This Agreement shall be governed by and
               -------------
construed in accordance with the laws of the State of Colorado.

    IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first above written.

                                  KIWI CABLE COMPANY BVI, LTD.

                                  By:   /s/ J. Todd Klindworth
                                        ------------------------------
                                  Name: J. Todd Klindworth
                                  Title:


                                  UIH AUSTRALIA/PACIFIC, INC.

                                  By:   /s/ Michael T. Fries
                                        -----------------------------
                                        Michael T. Fries, President

                                  UNITED AUSTRALASIAN
                                      COMMUNICATIONS, INC.


                                  By:   /s/ Michael T. Fries
                                        -----------------------------
                                        Michael T. Fries, President

                 Termination of Technical Assistance Agreement

    The undersigned, Todd International Ltd. ("Todd") and Saturn Communi-cations Limited ("Saturn"), hereby terminate, and release each other from any claims under, the Technical Assistance Agreement (the "Agreement") dated as of July 8, 1994, between Todd International Ltd. and Saturn (f/n/a Kiwi Cable Co. Ltd.), except for (i) the amount to be reimbursed to Todd pursuant to
Section 7.1 of the Agreement, which amounts shall be paid as provided in the Agreement, and (ii) the amount (the "Fee Amount") to be paid to Todd pursuant to
Section 7.3 of the Agreement for the period from the date of the Agreement through April 26, 1996, which amount shall be, at the election of Saturn, (A) paid in cash or (B) paid and satisfied in full by the delivery of a promissory note in the amount of the Fee Amount, which note shall have a one-year term and shall bear interest at a rate equal to the sum of rate quoted by Citibank as its "prime rate" on the date hereof plus 2%.

    DATE:  July  3, 1996
                --

                                          TODD INTERNATIONAL LTD.


                                          By: /s/ J. Todd Klindworth
                                              --------------------------
                                          Name:   J. Todd Klindworth
                                          Title:


                                          SATURN COMMUNICATIONS LIMITED


                                          By: /s/ Michael T. Fries
                                              --------------------------
                                          Name:   Michael T. Fries
                                          Title:

                     Termination of Shareholders' Agreement

    Todd International Limited ("Todd") and UIH New Zealand II, Inc. ("UIHNZ") and hereby agree that the Shareholders' Agreement dated as of July 8, 1994, between Todd and UIHNZ, as successor in interest to UIH New Zealand, Inc., is hereby terminated except for the provisions of Sections 11.1 and 14.3 and
Article 16. UIHNZ acknowledges and agrees that Todd shall have no further obligations or liabilities under the Shareholders' Agreement, other than pursuant to Sections 11.1 or 14.3 or Article 16 thereof, whether such obligation or liability relates to matters occurring prior to or after the date hereof. Todd acknowledges and agrees that UIHNZ shall have no further obligation or liabilities under the Shareholders' Agreement, other than pursuant to Sections
11.1 or 14.3 or Article 16 thereof, whether such obligation or liability relates to matters occurring prior to or after the date hereof.

Dated: July  3, 1996
            --

                                  TODD INTERNATIONAL LTD.


                                  By: /s/ J. Todd Kindworth
                                      ------------------------
                                  Name:   J/ Todd Kindworth
                                  Title:


                                  UIH NEW ZEALAND II, INC.


                                  By: /s/ Michael T. Fries
                                      ------------------------
                                          Michael T. Fries, President